UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2013

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dole Food Company, Inc. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, some of which has not been previously reported, is excerpted from a Confidential Preliminary Offering Memorandum that is being disseminated in connection with the proposed notes offering described in Item 8.01 below.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 21, 2013, the Company issued a press release announcing the offering of its senior secured notes due 2019 in connection with the proposed merger with DFC Merger Corp., a Delaware corporation, and the refinancing of the Company’s existing amended and restated credit agreement, dated as of May 2, 2013, among the Company, Solvest, Ltd., Deutsche Bank AG New York Branch, as administrative agent, and the other parties thereto. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act. The information contained in this report does not constitute an offer to sell or the solicitation of an offer to buy notes in any jurisdiction in which such an offer or sale would be unlawful.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, but not limited to, the timing and anticipated completion of the proposed merger and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Regulation FD Disclosure

99.2	Press Release issued October 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2013	DOLE FOOD COMPANY, INC.
REGISTRANT

	By:	/s Jeffrey Conner
Jeffrey Conner
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Regulation FD Disclosure

99.2	Press Release issued October 21, 2013